EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]

Contact:       Franklin Resources, Inc.
               Investor Relations: Greta Gahl (650) 312-4091
               Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES THIRD QUARTER RESULTS


     SAN MATEO, CA, JULY 22, 2004 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $173.9 million, or $0.69 per share diluted on revenues of $862.8 million for the quarter ended June 30, 2004. The results for the quarter ended June 30, 2004 include a charge to income of $21.5 million ($17.3 million, net of taxes), which represents the costs that can be currently estimated relating to anticipated settlement of governmental investigations concerning payments to securities dealers who sell fund shares, a matter that has been previously disclosed in the company's public announcements. This $21.5 million charge is in addition to the $60.0 million charge to income taken by the company in the quarter ended March 31, 2004 primarily for ongoing governmental investigations, proceedings and actions related to market timing allegations.

     In the quarter ended March 31, 2004, net income was $172.8 million, or $0.68 per share diluted, on revenues of $874.6 million. The results for the quarter ended March 31, 2004 also included an insurance recovery of $30.3 million ($18.3 million, net of taxes) related to the September 11, 2001 terrorist attacks. For the quarter ended June 30, 2003, net income was $131.4 million, or $0.52 per share diluted on revenues of $683.9 million. Operating income increased 7% this quarter over the prior quarter and increased 42% over the same quarter in the prior year.

     As of June 30, 2004, assets under management by the company's subsidiaries were $350.8 billion, as compared to $351.6 billion last quarter and $287.0 billion at this time last year. Simple monthly average assets under management during the current quarter were $347.8 billion compared to $345.7 billion in the preceding quarter and $272.2 billion in the same quarter a year ago. Equity assets now comprise 56% of total assets under management as compared to 55% last quarter and 50% at June 30, 2003. Fixed-income assets now comprise 27% of total assets under management as compared to 28% last quarter and 33% at the same time last year. As of June 30, 2004, hybrid/balanced assets account for 16% of total assets under management as compared to 15% last quarter and 15% at June 30, 2003. Sales exceeded redemptions by $2.0 billion for the current quarter compared to $6.5 billion for the prior quarter and $5.9 billion for the comparable quarter a year ago.

FISCAL THIRD QUARTER 2004 HIGHLIGHTS

PERFORMANCE AND PRODUCTS1,2
(See important footnotes in "Supplemental Information" section at the end of the release.)

* Over 70% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended June 30, 2004, while 95% of the long-term mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/4
* More than 90% of Franklin Templeton's fixed-income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2004. /3,/5
* Over 85% of Franklin's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2004. /3,/6
* Franklin Income Fund, the company's largest fund with $23 billion in assets, ranked in the top third of the LIPPER Income Funds peer group in total return for the one-, three-, five- and 10-year periods ended June 30, 2004. /7 The fund, managed by Franklin Advisers, Inc., also received LIPPER Leaders awards for Consistent Return, Preservation and Total Return, and was rated 5 stars overall by MORNINGSTAR among 205 Conservative Allocation funds as of June 30, 2004./11,/12
* Franklin Flex Cap Growth Fund, managed by Franklin Advisers, Inc., ranked in the top quartile of the LIPPER Multi-Cap Growth Funds peer group in total return for the one-, three-, five- and 10-year periods ended June 30, 2004. /8 The fund also received LIPPER Leaders awards for Consistent Return and Total Return as of June 30, 2004. /11
* Templeton World Fund, managed by Templeton Global Advisors Limited, ranked in the top two quartiles of the LIPPER Global Multi-Cap Core Funds peer group in total return for the one-, three-, five- and 10-year periods ended June 30, 2004. /9 The fund was rated 4 stars overall by MORNINGSTAR among 273 World Stock funds as of June 30, 2004. /12
* Franklin Federal Tax-Free Income Fund, managed by Franklin Advisers, Inc., ranked in the top two quartiles of the LIPPER General Municipal Debt Funds peer group in total return for the one-, three-, five- and 10-year periods ended June 30, 2004. /10 The fund was rated 4 stars overall by MORNINGSTAR among 260 Muni National Long funds as of June 30, 2004. /12

Performance quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate with market conditions so that you may have a gain or loss when you sell your shares. Current performance may be lower or higher than performance quoted. Please call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236) or visit franklintempleton.com for most recent month-end performance.

GLOBAL BUSINESS DEVELOPMENTS

* Total SICAV assets under management exceeded $20 billion during the quarter, an increase of over 55% from the same period last year.
* Franklin Templeton Canada was rated "Best Fund Family" in MONEYSENSE MAGAZINE'S April/May 2004 issue.
* A leading insurance company funded two sub-advised mandates, totaling $431 million in assets, for variable insurance sub-accounts.
* Launched Fiduciary Trust Global Bond Fund, an Australian domiciled trust, to Australian and New Zealand investors.
* In a quarterly survey of shareholder satisfaction conducted by National Quality Review (NQR), a third party customer service evaluator, 95% of customers responding to the survey said that they would recommend Franklin Templeton Investments to others, and 92% rated their overall satisfaction a four or five (five representing "Completely Satisfied").
* Introduced Fiduciary Trust Company of Canada to offer investment management, trust and executor, and other wealth management services to Canada's high net-worth market in July 2004.
* In their most recent quarterly ranking of financial services web sites, DALBAR ranked franklintempleton.com among the top five web sites in the "Mutual Fund Consumer" and "Mutual Fund Financial Professional" categories.

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under              THREE MONTHS ENDED            NINE MONTHS ENDED
management and per share data)                                     JUNE 30                       JUNE 30
                                                         ------------------------------------------------------------
                                                                                 %                              %
                                                           2004      2003      CHANGE    2004       2003      CHANGE
                                                           ----      ----      ------    ----       ----      ------
OPERATING REVENUES
Investment management fees                                $505,409  $376,553      34% $1,459,512 $1,075,862      36%
Underwriting and distribution fees                         277,790   225,632      23%    844,545    605,727      39%
Shareholder servicing fees                                  60,582    57,430       5%    183,644    160,796      14%
Consolidated sponsored investment products income, net       1,136        --      N/A      2,645         --      N/A
Other, net                                                  17,836    24,292    (27%)     53,217     60,108    (11%)
                                                         ------------------------------------------------------------
TOTAL OPERATING REVENUES                                   862,753   683,907      26%  2,543,563  1,902,493      34%
                                                         ------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                              247,930   207,071      20%    758,177    548,986      38%
Compensation and benefits                                  193,532   163,230      19%    579,875    483,157      20%
Information systems, technology and occupancy               67,464    70,459     (4%)    205,525    214,458     (4%)
Advertising and promotion                                   31,139    22,281      40%     84,306     69,151      22%
Amortization of deferred sales commissions                  24,688    19,159      29%     72,133     52,244      38%
Amortization of intangible assets                            4,398     4,244       4%     13,201     12,716       4%
Provision for governmental investigations, proceedings
  and actions                                               21,500        --      N/A     81,500         --      N/A
September 11, 2001 recovery, net                                --        --       --   (30,277)         --      N/A
Other                                                       31,116    28,088      11%     90,067     73,245      23%
                                                         ------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   621,767   514,532      21%  1,854,507  1,453,957      28%
                                                         ------------------------------------------------------------
OPERATING INCOME                                           240,986   169,375      42%    689,056    448,536      54%
                                                         ------------------------------------------------------------
OTHER INCOME (EXPENSES)
Consolidated sponsored investment products (losses)
  gains, net                                               (3,463)        --      N/A      6,356         --      N/A
Investment and other income                                 14,300    22,415    (36%)     59,437     50,276      18%
Interest expense                                           (7,832)   (6,736)      16%   (22,742)   (12,805)      78%
                                                         ------------------------------------------------------------
OTHER INCOME, NET                                            3,005    15,679    (81%)     43,051     37,471      15%
                                                         ------------------------------------------------------------

Income before taxes on income and cumulative effect of
  an accounting change                                     243,991   185,054      32%    732,107    486,007      51%
Taxes on income                                             70,095    53,666      31%    217,903    135,256      61%
                                                         ------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING
  CHANGE, NET OF TAX                                       173,896   131,388      32%    514,204    350,751      47%
Cumulative effect of an accounting change, net of tax           --        --       --      4,779         --      N/A
                                                         ------------------------------------------------------------
NET INCOME                                                $173,896  $131,388      32%   $518,983   $350,751      48%
                                                         ============================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an accounting change      $0.70     $0.52      35%      $2.06      $1.37      50%
Cumulative effect of an accounting change                       --        --       --       0.02         --      N/A
                                                         ------------------------------------------------------------
Net income                                                   $0.70     $0.52      35%      $2.08      $1.37      52%
                                                         ============================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an accounting change      $0.69     $0.52      33%      $2.04      $1.37      49%
Cumulative effect of an accounting change                       --        --       --       0.02         --      N/A
                                                         ------------------------------------------------------------
Net income                                                   $0.69     $0.52      33%      $2.06      $1.37      50%
                                                         ============================================================

DIVIDENDS PER SHARE                                         $0.085    $0.075      13%     $0.255     $0.225      13%
AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                                 249,802   252,633     (1%)    249,032    255,721     (3%)
     Diluted                                               253,116   253,254       --    252,244    256,343     (2%)


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under           THREE MONTHS ENDED             NINE MONTHS ENDED
management and per share data)                                   JUNE 30                       JUNE 30
                                                      ------------------------------------------------------------
                                                                               %                            %
                                                        2004       2003      CHANGE    2004      2003     CHANGE
                                                        ----       ----      ------    ----      ----     ------

OPERATING MARGIN /1                                         28%        25%       --       27%       24%        --
ASSETS UNDER MANAGEMENT (in millions)
Beginning of period                                    $351,642   $252,378      39%  $301,857  $247,760       22%
       Sales                                             23,822     21,956       8%    73,483    56,699       30%
       Reinvested distributions                           1,224        967      27%     4,044     3,034       33%
       Redemptions                                     (21,846)   (15,997)      37%  (57,649)  (47,168)       22%
       Distributions                                    (1,730)    (1,514)      14%   (5,768)   (4,766)       21%
       Acquisitions                                          --         --       --       878        --       N/A
       (Depreciation)/appreciation                      (2,337)     29,164      N/A    33,930    31,395        8%
END OF PERIOD                                          $350,775   $286,954      22%  $350,775  $286,954       22%
SIMPLE MONTHLY AVERAGE FOR PERIOD                      $347,793   $272,174      28%  $336,072  $261,817       28%



/1 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                     THREE MONTHS ENDED
                                              30-JUN-04 31-MAR-04 % CHANGE   31-DEC-03  30-SEP-03   30-JUN-03
                                              --------- --------- --------   ---------  ---------   ---------
OPERATING REVENUES
Investment management fees                     $505,409  $499,595        1%   $454,508   $411,469    $376,553
Underwriting and distribution fees              277,790   294,003      (6%)    272,752    238,947     225,632
Shareholder servicing fees                       60,582    61,724      (2%)     61,338     56,429      57,430
Consolidated sponsored investment products
  income, net                                     1,136     1,483     (23%)         26         93          --
Other, net                                       17,836    17,836        --     17,545     15,017      24,292
                                             -----------------------------------------------------------------
TOTAL OPERATING REVENUES                        862,753   874,641      (1%)    806,169    721,955     683,907
                                             -----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                   247,930   264,368      (6%)    245,879    211,857     207,071
Compensation and benefits                       193,532   197,139      (2%)    189,204    166,725     163,230
Information systems, technology and
  occupancy                                      67,464    68,413      (1%)     69,648     70,871      70,459
Advertising and promotion                        31,139    31,935      (2%)     21,232     23,248      22,281
Amortization of deferred sales commissions       24,688    24,997      (1%)     22,448     21,257      19,159
Amortization of intangible assets                 4,398     4,401        --      4,402      4,245       4,244
Provision for governmental investigations,
  proceedings and actions                        21,500    60,000     (64%)         --         --          --
September 11, 2001 recovery, net                     --  (30,277)    (100%)         --    (4,401)          --
Other                                            31,116    28,455        9%     30,496     28,613      28,088
                                             -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                        621,767   649,431      (4%)    583,309    522,415     514,532
                                             -----------------------------------------------------------------

OPERATING INCOME                                240,986   225,210        7%    222,860    199,540     169,375
                                             -----------------------------------------------------------------

OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  (losses) gains, net                           (3,463)     5,819       N/A      4,000      1,645          --
Investment and other income                      14,300    28,946     (51%)     16,191     20,116      22,415
Interest expense                                (7,832)   (7,799)        --    (7,111)    (7,105)     (6,736)
                                             -----------------------------------------------------------------
OTHER INCOME, NET                                 3,005    26,966     (89%)     13,080     14,656      15,679
                                             -----------------------------------------------------------------

Income before taxes on income and
  cumulative effect of an accounting change     243,991   252,176      (3%)    235,940    214,196     185,054
Taxes on income                                  70,095    79,385     (12%)     68,423     62,117      53,666
                                             -----------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE, NET OF TAX                 173,896   172,791        1%    167,517    152,079     131,388
Cumulative effect of an accounting change,
  net of tax                                         --        --        --      4,779         --          --
                                             -----------------------------------------------------------------

NET INCOME                                     $173,896  $172,791        1%   $172,296   $152,079    $131,388
                                             =================================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                               $0.70     $0.69        1%      $0.68      $0.61       $0.52
Cumulative effect of an accounting change            --        --        --       0.02         --          --
                                             -----------------------------------------------------------------
Net income                                        $0.70     $0.69        1%      $0.70      $0.61       $0.52
                                             =================================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                               $0.69     $0.68        1%      $0.67      $0.61       $0.52
Cumulative effect of an accounting change            --        --        --       0.02         --          --
                                             -----------------------------------------------------------------
Net income                                        $0.69     $0.68        1%      $0.69      $0.61       $0.52
                                             =================================================================

DIVIDENDS PER SHARE                              $0.085    $0.085        --     $0.085     $0.075      $0.075


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS

                                                                 THREE MONTHS ENDED

                                           30-JUN-04 31-MAR-04  % CHANGE 31-DEC-03   30-SEP-03    30-JUN-03
AVERAGE SHARES OUTSTANDING (in thousands)

     Basic                                   249,802   249,549        --   247,758     247,761      252,633
     Diluted                                 253,116   252,823        --   250,234     249,263      253,254

OPERATING MARGIN /2                              28%       26%        --       28%         28%          25%

EMPLOYEES                                      6,557     6,484        1%     6,462       6,504        6,540
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     15.9      16.0      (1%)      15.1        14.2         15.2


/2 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)

                                                           PRELIMINARY
                                                              JUNE 30,   SEPTEMBER 30,
                                                                  2004            2003
                                                                  ----            ----
ASSETS
Current assets                                              $3,699,501      $2,968,827
Banking/ finance assets                                        955,883         918,425
Non-current assets                                           3,419,202       3,083,497
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                $8,074,586      $6,970,749
---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $856,267        $488,526
Banking/ finance liabilities                                   803,269         801,980
Non-current liabilities                                      1,434,001       1,344,791
---------------------------------------------------------------------------------------
Total liabilities                                            3,093,537       2,635,297
Minority interest                                               75,780          25,344
Total stockholders' equity                                   4,905,269       4,310,108
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $8,074,586      $6,970,749
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      249,361         245,932
---------------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                     30-JUN-04  31-MAR-04   % CHANGE  31-DEC-03  30-SEP-03  30-JUN-03
                                  --------------------------------------------------------------------
     EQUITY
               Global/international  $128.6     $126.7         1%     $118.5      $99.8      $91.6
               Domestic (U.S.)         66.3       66.0         --       63.6       55.4       50.7
                                    ------------------------------------------------------------------
               Total equity           194.9      192.7         1%      182.1      155.2      142.3
                                    ------------------------------------------------------------------

     HYBRID/BALANCED                   55.9       54.1         3%       51.1       45.8       42.8

     FIXED-INCOME
               Tax-free                49.9       53.0       (6%)       52.4       52.2       53.6
               Taxable:
                  Domestic (U.S.)      30.1       32.4       (7%)       32.2       31.1       31.4
               Global/international    13.6       13.6         --       13.1       11.8       10.9
                                    ------------------------------------------------------------------
               Total fixed-income      93.6       99.0       (5%)       97.7       95.1       95.9
                                    ------------------------------------------------------------------

     MONEY MARKET                       6.4        5.8        10%        5.8        5.8        6.0

                                    ------------------------------------------------------------------
TOTAL ENDING ASSETS                  $350.8     $351.6         --     $336.7     $301.9     $287.0
                                    ------------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS        $347.8     $345.7         1%     $318.7     $294.0     $272.2
                                    ==================================================================


ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          30-JUN-04   31-MAR-04     % CHANGE   30-JUN-03    % CHANGE
BEGINNING ASSETS UNDER MANAGEMENT            $351.6      $336.7           4%      $252.4         39%
     U.S. RETAIL ASSETS
       Beginning assets                      $218.5      $208.0           5%      $160.4         36%
       ---------------------------------------------------------------------------------------------
       Sales                                   11.0        14.5        (24%)        11.7        (6%)
       Reinvested distributions                 1.1         0.7          57%         0.9         22%
       Redemptions                           (10.0)       (9.1)          10%       (8.5)         18%
       Distributions                          (1.6)       (1.2)        (33%)       (1.4)         14%
       Acquisitions                              --          --           --          --          --
       (Depreciation)/appreciation            (1.4)         5.6          N/A        16.9         N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          217.6       218.5           --       180.0         21%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $133.1      $128.7           3%       $92.0         45%
       ---------------------------------------------------------------------------------------------
       Sales                                   12.8        11.3          13%        10.2         25%
       Reinvested distributions                 0.1         0.2        (50%)         0.1          --
       Redemptions                           (11.8)      (10.2)          16%       (7.5)         57%
       Distributions                          (0.1)       (0.2)        (50%)       (0.1)          --
       Acquisitions                              --          --           --          --          --
       (Depreciation)/appreciation            (0.9)         3.3          N/A        12.3         N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          133.2       133.1           --       107.0         24%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $350.8      $351.6           --      $287.0         22%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $351.6      $336.7           4%      $252.4         39%
         --------------------------------------------------------------------------------------------
         Sales                                 23.8        25.8         (8%)        21.9          9%
         Reinvested distributions               1.2         0.9          33%         1.0         20%
         Redemptions                         (21.8)      (19.3)          13%      (16.0)         36%
         Distributions                        (1.7)       (1.4)          21%       (1.5)         13%
         Acquisitions                            --          --           --          --          --
         (Depreciation)/appreciation          (2.3)         8.9          N/A        29.2         N/A
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $350.8      $351.6           --      $287.0         22%
         --------------------------------------------------------------------------------------------

Note:  Institutional  assets  totaling  approximately  $26.9 billion are invested in U.S. retail fund and annuity  products and are  disclosed in U.S.  retail  assets in the above table.  Total institutional  and high net-worth  assets at June 30, 2004, were  approximately  $115.3 billion, of which high net-worth assets comprised $11.5 billion.

ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                             30-JUN-04   31-MAR-04   30-JUN-03
------------------                                             ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                           $126.7      $118.5       $75.7
       ------------------------------------------------------------------------------------------
       Sales                                                         8.8         9.9         6.3
       Reinvested distributions                                      0.1         0.2         0.1
       Redemptions                                                 (6.3)       (6.4)       (5.7)
       Distributions                                               (0.2)       (0.2)       (0.1)
       Acquisitions                                                   --          --          --
       (Depreciation)/appreciation                                 (0.5)         4.7        15.3
       ------------------------------------------------------------------------------------------
       Ending assets                                               128.6       126.7        91.6
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                             66.0        63.6        42.7
       ------------------------------------------------------------------------------------------
       Sales                                                         3.7         4.3         3.2
       Reinvested distributions                                      0.2          --         0.2
       Redemptions                                                 (4.0)       (3.9)       (2.1)
       Distributions                                               (0.2)          --       (0.2)
       Acquisitions                                                   --          --          --
       Appreciation                                                  0.6         2.0         6.9
       ------------------------------------------------------------------------------------------
       Ending assets                                                66.3        66.0        50.7
       ------------------------------------------------------------------------------------------
HYBRID/BALANCED
       Beginning assets                                             54.1        51.1        37.4
       ------------------------------------------------------------------------------------------
       Sales                                                         3.1         3.7         2.6
       Reinvested distributions                                      0.3         0.2         0.2
       Redemptions                                                 (1.2)       (1.2)       (1.1)
       Distributions                                               (0.4)       (0.3)       (0.3)
       Acquisitions                                                   --          --          --
       Appreciation                                                   --         0.6         4.0
       ------------------------------------------------------------------------------------------
       Ending assets                                                55.9        54.1        42.8
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                             53.0        52.4        52.3
       ------------------------------------------------------------------------------------------
       Sales                                                         1.1         1.4         1.7
       Reinvested distributions                                      0.3         0.3         0.3
       Redemptions                                                 (2.2)       (1.5)       (1.5)
       Distributions                                               (0.6)       (0.6)       (0.6)
       Acquisitions                                                   --          --          --
       (Depreciation)/appreciation                                 (1.7)         1.0         1.4
       ------------------------------------------------------------------------------------------
       Ending assets                                                49.9        53.0        53.6
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                             46.0        45.3        38.8
       ------------------------------------------------------------------------------------------
       Sales                                                         4.2         4.3         5.4
       Reinvested distributions                                      0.3         0.2         0.2
       Redemptions                                                 (5.3)       (3.9)       (3.3)
       Distributions                                               (0.3)       (0.3)       (0.3)
       Acquisitions                                                   --          --          --
       (Depreciation)/appreciation                                 (1.2)         0.4         1.5
       ------------------------------------------------------------------------------------------
       Ending assets                                                43.7        46.0        42.3
       ------------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                              5.8         5.8         5.5
       ------------------------------------------------------------------------------------------
       Sales                                                         2.9         2.2         2.7
       Reinvested distributions                                       --          --          --
       Redemptions                                                 (2.8)       (2.4)       (2.3)
       Distributions                                                  --          --          --
       Acquisitions                                                   --          --          --
       Appreciation                                                  0.5         0.2         0.1
       ------------------------------------------------------------------------------------------
       Ending assets                                                 6.4         5.8         6.0
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $350.8      $351.6      $287.0

CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, July 22, 2004, Franklin Resources, Inc., [NYSE:BEN] will release its third fiscal quarter 2004 financial results. Martin Flanagan and Greg Johnson, co-CEOs of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through July 29, 2004. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #8471551, after 5:30 p.m. Eastern Time on July 22, 2004, through 11:59 p.m. Eastern Time on July 29, 2004.
     Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Resources, Inc. [NYSE:BEN], is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $350 billion in assets under management as of June 30, 2004. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.


SUPPLEMENTAL INFORMATION
------------------------

Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S. Franklin Templeton Fund, an investor should talk to their financial advisors or call Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing.

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. MORNINGSTAR ratings and LIPPER rankings for Franklin Templeton funds are based on Class A shares, with the exception of LIPPER rankings for Mutual Series funds, which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 5/31/04 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.
3. LIPPER calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 143 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 1024. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
4. Source: LIPPER(R) Inc., 6/30/04. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 29, 43, 41 and 24 funds ranked in the top quartile and 42, 29, 34 and 28 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
5. Source: LIPPER(R) Inc., 6/30/04. Of the eligible Franklin Templeton non-money market fixed-income funds tracked by LIPPER, 18, 25, 19 and 17 funds ranked in the top quartile and 22, 17, 21 and 17 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
6. Source: LIPPER(R) Inc., 6/30/04. Of the eligible Franklin equity funds tracked by Lipper, 7, 10, 14 and 3 funds ranked in the top quartile and 15, 7, 7 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
7. Source: LIPPER(R) Inc., 6/30/04. Franklin Income Fund Class A ranked 27 in a universe of 159 funds in LIPPER'S "Income Funds" group for the one-year period, 3 of 110 for the three-year period, 2 of 79 for the five-year period and 6 of 19 for the 10-year period.

8. Source: LIPPER(R) Inc., 6/30/04. Franklin Flex Cap Growth Fund Class A ranked 51 in a universe of 434 funds in LIPPER'S "Multi-Cap Growth Funds" group for the one-year period, 36 of 342 for the three-year period, 14 of 200 for the five-year period and 4 of 74 for the 10-year period.
9. Source: LIPPER(R) Inc., 6/30/04. Templeton World Fund Class A ranked 9 in a universe of 47 funds in LIPPER'S "Global Multi-Cap Core Funds" group for the one-year period, 11 of 39 for the three-year period, 12 of 29 for the five-year period and 2 of 6 for the 10-year period.
10. Source: LIPPER(R) Inc., 6/30/04. Franklin Federal Tax-Free Income Fund Class A ranked 39 in a universe of 295 funds in LIPPER'S "General Municipal Debt Funds" group for the one-year period, 84 of 267 for the three-year period, 80 of 231 for the five-year period and 36 of 124 for the 10-year period.
11. Source: LIPPER(R)Inc., 6/30/04. A LIPPER LEADERS DISTINCTION DOES NOT IMPLY THAT A FUND NAMED AS A LIPPER LEADER HAD THE BEST PERFORMANCE IN ITS CATEGORY. LIPPER Leaders Awards are based on Class A shares. LIPPER ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers. LIPPER ratings for Total Return reflect funds' historical total return performance relative to peers. LIPPER ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named LIPPER Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. THE LIPPER RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE CONSISTENT RETURN, TOTAL RETURN AND PRESERVATION METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). 20% of funds in each peer group are named LIPPER Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Bracketed information represents the number of funds in each category. Franklin Flex Cap Growth Fund, in LIPPER'S Multi-Cap Growth classification, received the following ratings for the three-, five-, and 10-year periods respectively: Total Return: LIPPER Leader [342], LIPPER Leader [200], LIPPER Leader [74]; Consistent Return: LIPPER Leader [323], LIPPER Leader [195], LIPPER Leader score of 3 [58]. Franklin Income Fund, in LIPPER'S
     Income classification, received the following ratings for the three-, five-, and 10-year periods respectively: Consistent Return: LIPPER Leader [107], LIPPER Leader [78], LIPPER Leader score of 2 [16]; Preservation (in Mixed Equity asset class): LIPPER Leader score of 2 [936], Lipper Leader [740], LIPPER Leader [268]; Total Return: LIPPER Leader [110], LIPPER Leader [79], LIPPER Leader score of 2 [19]. LIPPER ratings are not intended to predict future results, and LIPPER does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. LIPPER Leader Copyright 2003, REUTERS, All Rights Reserved.
12. Source: [MORNINGSTAR](C)6/30/04. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 205; 159; 44 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 6/30/04, as applicable. For the three-, five- and 10-year periods ended 6/30/04, the MORNINGSTAR ratings were: Franklin Income Fund 5, 5, 4. The following fund was rated against 273; 204; 66 World Stock funds for the respective three-, five- and 10-year periods ended 6/30/04, as applicable. For the three-, five- and 10-year periods ended 6/30/04, the MORNINGSTAR ratings were: Templeton World Fund 4, 3, 4. Franklin Federal Tax-Free Income Fund was rated against 260; 231; 134 Muni National Long funds for the respective three-, five- and 10-year periods ended 6/30/04, as applicable. For the three-, five- and 10-year periods ended 6/30/04, the MORNINGSTAR ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and Franklin's most recent Form 10-Q.


     * Governmental investigations, settlements of such investigations, ongoing and proposed governmental actions, and regulatory examinations of the company and its business activities as described in more detail in the company's press releases and regulatory filings as well as civil litigation arising out of or related to such matters could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political or economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risk and limitations could constrain our operations.

                                      # # #